                                                                                                                 Exhibit 99.2

                                                    Exelon Energy Delivery
                                                       Sales Statistics
                                                             2001

                                                                   Three Months Ended
                                            ---------------------------------------------------------------     Year Ended
Retail Deliveries (in MWhs)                    March 31,         June 30,     September 30,    December 31,     December 31,
                                            ------------     ------------     ------------     ------------     ------------
Bundled Deliveries (a)
Residential                                    8,765,627        6,904,462       10,573,170        7,111,536       33,354,795
Small Commercial & Industrial                  6,876,006        7,114,498        8,298,037        7,144,171       29,432,712
Large Commercial & Industrial                  5,420,789        5,920,097        6,340,727        5,583,812       23,265,425
Public Authorities & Electric Railroads        2,202,997        2,072,686        2,298,848        2,070,283        8,644,814
                                            ------------     ------------     ------------     ------------     ------------
                                              23,265,419       22,011,743       27,510,782       21,909,802       94,697,746

Unbundled Deliveries (b)
Alternative Retail Suppliers
Residential                                      527,129          848,220          989,476          739,986        3,104,811
Small Commercial & Industrial                  1,354,205        1,169,342          997,594          950,349        4,471,490
Large Commercial & Industrial                  2,352,655        1,982,277        1,796,502        1,677,933        7,809,367
Public Authorities & Electric Railroads           47,816           94,982           91,767          137,718          372,283
                                            ------------     ------------     ------------     ------------     ------------
                                               4,281,805        4,094,821        3,875,339        3,505,986       15,757,951
PPO (ComEd Only)
Small Commercial & Industrial                    822,909          798,579          826,717          831,286        3,279,491
Large Commercial & Industrial                  1,358,571        1,517,783        1,447,428        1,426,213        5,749,995
Public Authorities & Electric Railroads          257,875          325,903          150,187          252,791          986,756
                                            ------------     ------------     ------------     ------------     ------------
                                               2,439,355        2,642,265        2,424,332        2,510,290       10,016,242
                                            ------------     ------------     ------------     ------------     ------------
Total Unbundled Deliveries                     6,721,160        6,737,086        6,299,671        6,016,276       25,774,193
                                            ------------     ------------     ------------     ------------     ------------

Total Retail Deliveries                       29,986,579       28,748,829       33,810,453       27,926,078      120,471,939
                                            ============     ============     ============     ============     ============

Gas Deliveries (in mmcf)
Gas Deliveries                                    34,230           13,782           10,525           22,991           81,528
                                            ============     ============     ============     ============     ============


                                                                   Three Months Ended
                                            ---------------------------------------------------------------     Year Ended
Revenues (in thousands)                        March 31,         June 30,     September 30,    December 31,     December 31,
                                            ------------     ------------     ------------     ------------     ------------
Bundled Revenue (a)
Residential                                 $    815,004     $    723,474     $  1,120,250     $    676,625     $  3,335,353
Small Commercial & Industrial                    519,635          623,730          767,151          592,563        2,503,079
Large Commercial & Industrial                    319,378          367,292          407,951          356,964        1,451,585
Public Authorities & Electric Railroads          123,586          126,811          137,944          114,390          502,731
                                            ------------     ------------     ------------     ------------     ------------
                                               1,777,603        1,841,307        2,433,296        1,740,542        7,792,748

Unbundled Revenue (b)
ARES
Residential                                       35,762           67,059           81,218           51,346          235,385
Small Commercial & Industrial                     53,894           40,280           15,521           19,482          129,177
Large Commercial & Industrial                     62,048           40,412           18,515           16,986          137,961
Public Authorities & Electric Railroads            1,282            1,546            1,221            2,349            6,398
                                            ------------     ------------     ------------     ------------     ------------
                                                 152,986          149,297          116,475           90,163          508,921
PPO
Small Commercial & Industrial                     37,263           53,197           76,832           52,863          220,155
Large Commercial & Industrial                     60,719           85,817          120,122           76,458          343,116
Public Authorities & Electric Railroads           11,756           18,906           13,325           14,466           58,453
                                            ------------     ------------     ------------     ------------     ------------
                                                 109,738          157,920          210,279          143,787          621,724
                                            ------------     ------------     ------------     ------------     ------------
Total Unbundled Revenue                          262,724          307,217          326,754          233,950        1,130,645
                                            ------------     ------------     ------------     ------------     ------------

Total Retail Revenue                           2,040,327        2,148,524        2,760,050        1,974,492        8,923,393
Wholesale and Miscellaneous Revenue              162,230          175,385          134,079          121,463          593,157
Gas Revenue                                      294,778          112,316           74,674          172,829          654,597
                                            ------------     ------------     ------------     ------------     ------------
Total Revenue                               $  2,497,335     $  2,436,225     $  2,968,803     $  2,268,784     $ 10,171,147
                                            ============     ============     ============     ============     ============


(a)  Bundled service reflects deliveries to customers taking electric service under tariffed rates, which include the cost of energy and the delivery cost of the transmission and distribution of the energy. PECO's tariffed rates also include a
     CTC charge.


(b)  Unbundled service reflects customers electing to receive electric generation service under the ComEd PPO option or an alternative energy supplier. Revenue from customers choosing the ComEd PPO option includes an energy charge at market rates, transmission and distribution charges and a CTC charges. Revenue from customers choosing an alternative energy supplier includes a distribution charge and a CTC charge. Transmission charges received from alternative energy suppliers are included in wholesale and miscellaneous revenue.

                                                            ComEd
                                                       Sales Statistics
                                                             2001

                                                                      Three Months Ended
                                              ------------------------------------------------------------------      Year Ended
Retail Deliveries (in MWhs)                     March 31,          June 30,       September 30,     December 31,      December 31,
                                              -----------       -----------       -----------       -----------       -----------
Bundled Deliveries (a)
Residential                                     6,306,593         5,231,699         8,397,985         5,345,603        25,281,880
Small Commercial & Industrial                   5,874,818         5,802,950         6,308,108         5,449,265        23,435,141
Large Commercial & Industrial                   2,890,060         2,747,982         2,505,688         2,161,400        10,305,130
Public Authorities & Electric Railroads         2,010,241         1,891,021         2,105,490         1,872,508         7,879,260
                                              -----------       -----------       -----------       -----------       -----------
                                               17,081,712        15,673,652        19,317,271        14,828,776        66,901,411

Unbundled Deliveries (b)
ARES
Small Commercial & Industrial                     461,782           645,229           898,218           860,194         2,865,423
Large Commercial & Industrial                   1,163,455         1,250,539         1,548,185         1,495,668         5,457,847
Public Authorities & Electric Railroads            43,073            93,246            91,014           137,665           364,998
                                              -----------       -----------       -----------       -----------       -----------
                                                1,668,310         1,989,014         2,537,417         2,493,527         8,688,268
PPO
Small Commercial & Industrial                     822,909           798,579           826,717           831,286         3,279,491
Large Commercial & Industrial                   1,358,571         1,517,783         1,447,428         1,426,213         5,749,995
Public Authorities & Electric Railroads           257,875           325,903           150,187           252,791           986,756
                                              -----------       -----------       -----------       -----------       -----------
                                                2,439,355         2,642,265         2,424,332         2,510,290        10,016,242
                                              -----------       -----------       -----------       -----------       -----------
Total Unbundled Deliveries                      4,107,665         4,631,279         4,961,749         5,003,817        18,704,510
                                              -----------       -----------       -----------       -----------       -----------
Total Retail Deliveries                        21,189,377        20,304,931        24,279,020        19,832,593        85,605,921
                                              ===========       ===========       ===========       ===========       ===========


                                                                      Three Months Ended
                                              ------------------------------------------------------------------      Year Ended
Revenues (in thousands)                         March 31,          June 30,       September 30,     December 31,      December 31,
                                              -----------       -----------       -----------       -----------       -----------
Bundled Revenue (a)
Residential                                   $   534,151       $   501,658       $   816,048       $   455,723       $ 2,307,580
Small Commercial & Industrial                     413,101           466,793           530,571           410,133         1,820,598
Large Commercial & Industrial                     136,187           143,788           125,790           116,971           522,736
Public Authorities & Electric Railroads           106,458           109,578           119,135            95,561           430,732
                                              -----------       -----------       -----------       -----------       -----------
                                                1,189,897         1,221,817         1,591,544         1,078,388         5,081,646

Unbundled Revenue (b)
ARES
Small Commercial & Industrial                      13,474            12,543            10,195            12,024            48,236
Large Commercial & Industrial                      26,723            21,146            11,883            14,082            73,834
Public Authorities & Electric Railroads               617             1,343             1,116             2,340             5,416
                                              -----------       -----------       -----------       -----------       -----------
                                                   40,814            35,032            23,194            28,446           127,486
PPO
Small Commercial & Industrial                      37,263            53,197            76,832            52,863           220,155
Large Commercial & Industrial                      60,719            85,817           120,122            76,458           343,116
Public Authorities & Electric Railroads            11,756            18,906            13,325            14,466            58,453
                                              -----------       -----------       -----------       -----------       -----------
                                                  109,738           157,920           210,279           143,787           621,724
                                              -----------       -----------       -----------       -----------       -----------
Total Unbundled Revenue                           150,552           192,952           233,473           172,233           749,210
                                              -----------       -----------       -----------       -----------       -----------

Total Retail Revenue                            1,340,449         1,414,769         1,825,017         1,250,621         5,830,856
Wholesale and Miscellaneous Revenue               105,812           115,389            93,068            60,645           374,914
                                              -----------       -----------       -----------       -----------       -----------
Total Revenue                                 $ 1,446,261       $ 1,530,158       $ 1,918,085       $ 1,311,266       $ 6,205,770
                                              ===========       ===========       ===========       ===========       ===========



(a)  Bundled service reflects deliveries to customers taking electric service under tariffed rates, which include the cost of energy and the delivery cost of the transmission and distribution of the energy.


(b)  Unbundled service reflects customers electing to receive electric generation service under the ComEd PPO option or an alternative energy supplier. Revenue from customers choosing the ComEd PPO option includes an energy charge at market rates, transmission and distribution charges and a CTC charges. Revenue from customers choosing an alternative energy supplier includes a distribution charge and a CTC charge. Transmission charges received from alternative energy suppliers are included in wholesale and miscellaneous revenue.


                                                             PECO
                                                       Sales Statistics
                                                             2001



                                                                      Three Months Ended
                                              -----------------------------------------------------------------        Year Ended
Retail Deliveries (in MWhs)                     March 31,          June 30,       September 30,     December 31,      December 31,
                                              -----------       -----------       -----------       -----------       -----------
Bundled Deliveries (a)
Residential                                     2,459,034         1,672,763         2,175,185         1,765,933         8,072,915
Small Commercial & Industrial                   1,001,188         1,311,548         1,989,929         1,694,906         5,997,571
Large Commercial & Industrial                   2,530,729         3,172,115         3,835,039         3,422,412        12,960,295
Public Authorities & Electric Railroads           192,756           181,665           193,358           197,775           765,554
                                              -----------       -----------       -----------       -----------       -----------
                                                6,183,707         6,338,091         8,193,511         7,081,026        27,796,335

Unbundled Deliveries (b)
Residential                                       527,129           848,220           989,476           739,986         3,104,811
Small Commercial & Industrial                     892,423           524,113            99,376            90,155         1,606,067
Large Commercial & Industrial                   1,189,200           731,738           248,317           182,265         2,351,520
Public Authorities & Electric Railroads             4,743             1,736               753                53             7,285
                                              -----------       -----------       -----------       -----------       -----------
                                                2,613,495         2,105,807         1,337,922         1,012,459         7,069,683
                                              -----------       -----------       -----------       -----------       -----------
Total Retail Deliveries                         8,797,202         8,443,898         9,531,433         8,093,485        34,866,018

Gas Deliveries (in mmcf)
Gas Deliveries                                     34,230            13,782            10,525            22,991            81,528
                                              ===========       ===========       ===========       ===========       ===========


                                                                      Three Months Ended
                                              -----------------------------------------------------------------        Year Ended
Revenue (in thousands)                          March 31,          June 30,       September 30,     December 31,      December 31,
                                              -----------       -----------       -----------       -----------       -----------
Bundled Revenue (a)
Residential                                   $   280,853       $   221,816       $   304,202       $   220,902       $ 1,027,773
Small Commercial & Industrial                     106,534           156,937           236,580           182,430           682,481
Large Commercial & Industrial                     183,191           223,504           282,161           239,993           928,849
Public Authorities & Electric Railroads            17,128            17,233            18,809            18,829            71,999
                                              -----------       -----------       -----------       -----------       -----------
                                                  587,706           619,490           841,752           662,154         2,711,102

Unbundled Revenue (b)
Residential                                        35,762            67,059            81,218            51,346           235,385
Small Commercial & Industrial                      40,420            27,737             5,326             7,458            80,941
Large Commercial & Industrial                      35,325            19,266             6,632             2,904            64,127
Public Authorities & Electric Railroads               665               203               105                 9               982
                                              -----------       -----------       -----------       -----------       -----------
                                                  112,172           114,265            93,281            61,717           381,435
                                              -----------       -----------       -----------       -----------       -----------

Total Retail Revenue                              699,878           733,755           935,033           723,871         3,092,537
Wholesale and Miscellaneous Revenue                56,418            59,996            41,011            60,818           218,243
Gas Revenue                                       294,778           112,316            74,674           172,829           654,597
                                              -----------       -----------       -----------       -----------       -----------
Total Revenue                                 $ 1,051,074       $   906,067       $ 1,050,718       $   957,518       $ 3,965,377
                                              ===========       ===========       ===========       ===========       ===========

(a)  Bundled service reflects deliveries to customers taking electric service under tariffed rates, which include the cost of energy, the delivery cost of the transmission and distribution of the energy and a CTC charge.


(b)  Unbundled service reflects customers electing to receive electric generation service from an alternative energy supplier. Revenue from customers choosing an alternative energy supplier includes a distribution charge and a CTC charge. Transmission charges received from alternative energy suppliers are included in wholesale and miscellaneous revenue.

